UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 19, 2024

BIOLASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36385	87-0442441
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

27042 Towne Centre Drive, Suite 270
Lake Forest, California 92610
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 361-1200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 15, 2024, BIOLASE, Inc. (the “Company”) received a staff determination letter (the “Staff Letter”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC notifying the Company that, unless the Company timely requests a hearing before a Nasdaq Hearings Panel (the “Panel”), its securities could be subject to suspension from trading on The Nasdaq Capital Market for failure to meet the $1.00 minimum closing bid price requirement for the 30 consecutive business days from January 19 through March 1, 2024, as required by Listing Rule 5550(a)(2), and that the Company is not eligible for an automatic compliance period because the Panel decision relating to the Company, dated August 14, 2023, subjected the Company to a Mandatory Panel Monitor for a period of one year pursuant to Listing Rule 5815(d)(4)(B). Based on the foregoing, the Company intends to timely request a hearing before the Panel. The hearing request will automatically stay any suspension or delisting action pending the hearing and the expiration of any additional extension period granted by the Panel following the hearing. In that regard, pursuant to the Listing Rules, the Panel has the authority to grant the Company a further extension not to exceed October 14, 2024.

The Staff Letter further noted that pursuant to Listing Rule 5810(c)(3)(A)(iv) no further automatic compliance period would be provided to the Company because over the prior two-year period the Company has effected reverse stock splits with a cumulative ratio of 250 shares or more to one.

The Staff Letter advised that this determination supersedes the previous letter, dated March 4, 2024, received by the Company from the Staff regarding the Company’s failure to meet the $1.00 minimum closing bid price requirement for the 30 consecutive business days from January 19 through March 1, 2024, as required by Listing Rule 5550(a)(2). The March 4, 2024, letter was issued by the Staff in error.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE, INC.

Date: April 19, 2024	By:	/s/ John R. Beaver
Name: John R. Beaver Title: President and Chief Executive Officer